LEASE AGREEMENT
                                 BY AND BETWEEN

                     CONFEDERATION REAL ESTATE (U.S.), INC.
                                   AS LANDLORD

                                       AND

                                  FRANK S. YUAN
                                    AS TENANT


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                               TABLE OF CONTENTS


ARTICLE 1: BASIC LEASE INFORMATION............................................ 1


         1.1 Basic Lease Information ......................................... 1
         1.2 Other Definitions ............................................... 2
         1.3 Exhibits ........................................................ 3


ARTICLE 2: AGREEMENT ......................................................... 3



ARTICLE 3: DELIVERY OF PREMISES............................................... 3


         3.1 Delivery of Possession........................................... 3
         3.2 Early Entry...................................................... 4


ARTICLE 4: MONTHLY RENT ...................................................... 4


         4.1 Payment.......................................................... 4


ARTICLE 5: OPERATING EXPENSES................................................. 4


         5.1 General.......................................................... 4
         5.2 Estimated Payments............................................... 6
         5.3 Annual Settlement................................................ 7
         5.4 Final Proration.................................................. 7
         5.5 Other Taxes...................................................... 7
         5.6 Additional Rent.................................................. 7


ARTICLE 6: INSURANCE.......................................................... 8


         6.1 Landlord's Insurance............................................. 8
         6.2 Tenant's Insurance............................................... 8
         6.3 Forms of Policies; Insurers...................................... 9
         6.4 Waiver of Subrogation............................................ 9
         6.5 Adequacy of Coverage............................................. 9


ARTICLE 7: USE................................................................ 9



ARTICLE 8: REQUIREMENTS OF LAW;
         HAZARDOUS MATERIALS; FIRE INSURANCE................................. 10


         8.1 General......................................................... 10
         8.2 Hazardous Materials............................................. 10
         8.3 Certain Insurance Risks......................................... 10


ARTICLE 9: ASSIGNMENT AND SUBLETTING......................................... 11

         9.1 General......................................................... 11
         9.2 Submission of Information....................................... 11
         9.3 Payments to Landlord............................................ 11
         9.4 Prohibited Transfers............................................ 11
         9.5 Permitted Transfer.............................................. 11
         9.6 Remedies........................................................ 12


ARTICLE 10: RULES AND REGULATIONS............................................ 12

ARTICLE 11: COMMON AREAS..................................................... 12



ARTICLE 12: LANDLORD'S SERVICES.............................................. 13


         12.1 Landlord's Repair and Maintenance.............................. 13
         12.2 Landlord's Other Services...................................... 13
         12.3 Tenant's Costs................................................. 13
         12.4 Limitation of Liability........................................ 14


ARTICLE 13: TENANT'S CARE OF THE PREMISES.................................... 14



ARTICLE 14: ALTERATIONS...................................................... 15


         14.1 General........................................................ 15
         14.2 Free-Standing Partitions....................................... 15


ARTICLE 15: MECHANICS' LIENS................................................. 15


         15.1 Indemnity and Discharge........................................ 15


ARTICLE 16: END OF TERM...................................................... 16



ARTICLE 17: EMINENT DOMAIN................................................... 16



ARTICLE 18: DAMAGE AND DESTRUCTION........................................... 17



ARTICLE 19: SUBORDINATION.................................................... 18


         19.1 General........................................................ 18


ARTICLE 20: ENTRY BY LANDLORD................................................ 18



ARTICLE 21: INDEMNIFICATION, WAIVER, AND RELEASE............................. 19


         21.1 Indemnification................................................ 19
         21.2 Waiver and Release............................................. 20


ARTICLE 22: SECURITY DEPOSIT................................................. 20



ARTICLE 23: QUIET ENJOYMENT.................................................. 20



ARTICLE 24: EFFECT OF SALE................................................... 21



ARTICLE 25: DEFAULT.......................................................... 21


         25.1 Events of Default.............................................. 21
         25.2 Landlord's Remedies............................................ 22
         25.3 Continuing Liability After Termination......................... 22
         25.4 Cumulative Remedies............................................ 23


ARTICLE 26: PARKING.......................................................... 23


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ARTICLE 27: MISCELLANEOUS.................................................... 23


         27.1 No Offer....................................................... 23
         27.2 Joint and Several Liability.................................... 23
         27.3 No Construction Against Drafting Party......................... 24
         27.4 Time of the Essence............................................ 24
         27.5 No Recordation................................................. 24
         27.6 No Waiver...................................................... 24
         27.7 Limitation on Recourse......................................... 24
         27.8 Estoppel Certificates.......................................... 24
         27.9 Waiver of Jury Trial........................................... 24
         27.10 No Merger..................................................... 25
         27.11 Holding Over.................................................. 25
         27.12 Notices....................................................... 25
         27.13 Severability.................................................. 25
         27.14 Written Amendment Required.................................... 25
         27.15 Entire Agreement.............................................. 25
         27.16 Captions...................................................... 26
         27.17 Notice of Landlord's Default.................................. 26
         27.18 Authority..................................................... 26
         27.19 Brokers....................................................... 26
         27.20 Governing Law................................................. 26
         27.21 Interest...................................................... 26
         27.23 No Easements for Air or Light................................. 26
         27.24 Tax Credits................................................... 26
         27.25 Financial Reports; Termination Right.......................... 27
         27.26 Landlord's Fees............................................... 27
         27.27 Binding Effect................................................ 27
         27.28 Additional Rent............................................... 27
         27.29 Approval of Mortgagee......................................... 27
         27.30 Late Charge................................................... 27
         27.31 Rent Covenant Independent..................................... 28
         27.32 Certain Terms................................................. 28

      Exhibits:


              "A" -  THE PREMISES............................................  i

              "B" -  RENT ADJUSTMENTS........................................ ii

              "C" -  WORK LETTER AGREEMENT...................................iii

              "D" -  RULES AND REGULATIONS................................... iv

              "E" -  COMMENCEMENT DATE CERTIFICATE...........................  v

              "F" -  GUARANTY OF LEASE....................................... vi

              "G" -  OPTION TO EXTEND........................................vii




                                                                             iii

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                                  OFFICE LEASE
                         -------------------------------


         THIS OFFICE LEASE is entered into by Landlord and Tenant as described in the following basic lease information on the date that is set forth for reference only in the following basic lease information. Landlord and Tenant agree:

ARTICLE 1: BASIC LEASE INFORMATION

1.1 Basic Lease Information. In addition to the terms that are defined elsewhere in this Lease, these terms are used in this Lease:

(a) LEASE DATE:                           September 1, 1996


(b) LANDLORD:                             Confederation Real Estate
                                          (U.S.), Inc.

(c) LANDLORD'S ADDRESS:                   260 Interstate North, Atlanta, Georgia
                                          30339

with a copy at the same time to:          The Carlson Company
                                          #3 Corporate Plaza, Ste. 100
                                          Newport Beach, CA  92660


(d) TENANT:                               Frank S. Yuan
                                          dba: Cyber Merchants Exchange, Inc.


(e) TENANT'S ADDRESS:                     815 S. Fremont
                                          Alhambra, CA 91803

with a copy at the same time to:          320 S. Garfield Ave.
                                          Suite 318
                                          Alhambra, CA 91801

(f) BUILDING ADDRESS:                     320 S. Garfield Ave.
                                          Alhambra, CA 91801

(g) PREMISES:                             The premises shown on Exhibit A to
                                          this Lease, known as Suite 318.

(h) RENTABLE AREA OF THE PREMISES:        Approximately 2,260 square feet.

(i) RENTABLE AREA OF THE BUILDING:        Approximately 52,684 square feet.

(j) TERM:                                 36 months, beginning on the
                                          Commencement Date and expiring on
                                          the Expiration Date unless properly
                                          extended or renewed pursuant to a
                                          right granted Tenant in any
                                          Addendum hereto.

(k) COMMENCEMENT DATE:                    October 1, 1996 or as extended
                                          pursuant to the Commencement Date
                                          Certificate, but no later than
                                          October 16, 1996.

(l) EXPIRATION DATE:                      Thirty-six months from the
                                          Commencement Date.

(m) SECURITY DEPOSIT:                     $3,164.00

(n) MONTHLY RENT:                         The initial Monthly Rent is
                                          $3,164.00. The initial Monthly Rent
                                          shall be adjusted as provided in
                                          Exhibit B.

(o) BASE YEAR:                            1996

(p) TENANT'S SHARE:                       4.29% (determined by dividing the
                                          Rentable Area of the Premises by the
                                          Rentable Area of the Building,
                                          multiplying the resulting quotient by
                                          100, and rounding to the 3rd decimal
                                          place).

(q) PARKING SPACES:                       2 assisgned spaces.

(r) PARKING CHARGE:                       $0.00 per parking space per month,
                                          subject to adjustments specified in
                                          Article 26.

(s) LANDLORD'S BROKER:                    Lee & Associates

(t) TENANT'S BROKER:                      Uni-Fortune Company, Inc.


         1.2 Other Definitions: In addition to the terms that are defined elsewhere in this Lease, these terms are used in this Lease:

         (a) ADDITIONAL RENT: Any amounts that this Lease requires Tenant to pay in addition to Monthly Rent.

         (b) BUILDING: The Building located on the Land and of which the Premises are a part.

         (c)  COMMON AREAS: As defined in Section 11. 1.

         (d) HAZARDOUS MATERIALS: As defined in Section 8.2.

         (e) LAND: The Land on which the Project is located.

         (f) LAWS: As defined in Section 3.2.

         (g) OPERATING EXPENSES: As defined in Section 5. 1(b).

         (h) PRIME RATE: The rate of interest last announced by Bank of America, NT & SF, at its headquarters office, or any successor to it, as its reference rate for purposes of pricing commercial loans. If Bank of America or any successor to it ceases to announce its Prime Rate, the Prime Rate will be a comparable interest rate designated by Landlord to replace the Prime Rate.

         (i)  PROJECT:   The   development   consisting  of  the  Land  and  all
improvements built on the Land, including without limitation the Building, Premises, parking lot, parking structure, if any, walkways, driveways, fences, and landscaping.

         (j) RENT: The Monthly Rent and Additional Rent.

         (k) WORKLETTER: The Tenant Workletter attached to this Lease as Exhibit C (if any).

         If any other provision of this Lease contradicts any definition of this Article, the other provision will prevail.

         1.3 Exhibits. The following Exhibits are attached to this Lease and are made part of this Lease:

                 EXHIBIT A  -  The Premises
                 EXHIBIT B  -  Rent Adjustments
                 EXHIBIT C  -  Workletter
                 EXHIBIT D  -  Rules and Regulations
                 EXHIBIT E  -  Commencement Date Certificate
                 EXHIBIT F  -  Guaranty of Lease
                 EXHIBIT G  -  Option to Extend

ARTICLE 2: AGREEMENT

         2.1 Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, according to this Lease. The duration of this Lease will be the Term. The Term will commence on the Commencement Date and will expire on the Expiration Date. If Tenant properly extends or renews this Lease under any right provided for in any Addendum hereto, the Term will include the extension or renewal term.

ARTICLE 3: DELIVERY OF PREMISES

         3.1 Delivery of Possession. Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date, as it may be adjusted pursuant to the Workletter. Landlord shall construct or install in the Premises the improvements to be constructed or installed by Landlord according to the Workletter. If no Workletter is attached to this Lease, it shall be deemed that Landlord delivered to Tenant possession of the Premises "as is" in its present condition on the Commencement Date. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and the Workletter. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease will not be void or voidable, Landlord will not be liable to Tenant for any resulting loss or damage and the Term of this Lease shall not be extended by a delayed delivery of possession. The preceding sentence notwithstanding, if Landlord fails to deliver possession to Tenant within sixty (60) days after the Commencement Date for any reason other than a Delay Caused by Tenant, as defined in the Workletter, Tenant, as its sole remedy, shall have the right to terminate this Lease and receive a refund of all prepaid Rent and Security Deposits provided Tenant gives written notice of termination to Landlord within three (3) days after that date. Tenant will execute the Commencement Date Certificate attached to this Lease as Exhibit E, appropriately completed, within fifteen (15) days of Landlord's request.

         3.2 Early Entry. If Tenant is permitted entry to the Premises prior to the Commencement Date for the purpose of installing fixtures or any other purpose permitted by Landlord, the early entry shall be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the
Commencement Date had occurred, except for the payment of Rent, which shall commence on the Commencement Date. Tenant, its agents, or employees shall not interfere with or delay Landlord's completion of construction of the improvements. All rights of Tenant under this Section 3.2 shall be subject to the requirements of all applicable building codes, zoning requirements, and federal, state, and local statutes, ordinances, laws, rules, regulations and orders (collectively "Laws") so as not to interfere with Landlord's compliance with all Laws, including the obtaining of a certificate of occupancy for the Premises. Landlord has the right to impose additional conditions on Tenant's early entry that Landlord, in its reasonable discretion, deems appropriate, and shall further have the right to require that Tenant execute an early entry agreement containing those conditions prior to Tenant's early entry.

ARTICLE 4: MONTHLY RENT

         4.1 Payment. Throughout the Term of this Lease, Tenant shall pay Monthly Rent to Landlord as rent for the Premises. Monthly Rent shall be paid in advance on or before the first day of each calendar month of the Term. If the Term commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then Monthly Rent shall be appropriately prorated by Landlord based on the actual number of calendar days in such month. If the Term commences on a day other than the first day of a calendar month, then the prorated Monthly Rent for such month shall be paid on or before the first day of the Term. Monthly Rent shall be adjusted as provided in Exhibit B.

ARTICLE 5: OPERATING EXPENSES

         5.1 General.

                  (a) In addition to Monthly Rent, Tenant shall pay when due under Section 5.2 Tenant's Share of the amount by which the Operating Expenses paid, payable, or incurred by Landlord in each calendar year or partial calendar year after the Base Year exceeds the Operating Expenses of the Building incurred or to be incurred by Landlord for the Base Year. Landlord shall have the right from time to time to allocate equitably some of the Operating Expenses among particular tenants of the Building or Project (e.g., retail tenants as opposed to office tenants).

                  (b) As used in this Lease, the term "Operating Expenses" means:

                           (1)  All   costs  of   management,   operation,   and
maintenance of the Project reasonably incurred by Landlord, including without limitation: real and personal property taxes and assessments assessed against the Project and all increases therein whether under Proposition 13 or otherwise (and any tax levied in whole or in part in lieu of or in addition to real property taxes); all other governmental taxes, fees, charges and impositions on or related to the ownership, operation or leasing of the Building or Project; wages, salaries, benefits, compensation and payroll taxes of employees; fees and costs for consulting, accounting, legal, janitorial, maintenance, guard, and other services; management fees and costs (charged by Landlord, any affiliate of Landlord, or any other entity managing the Project and determined at a rate consistent with prevailing market rates for comparable services and projects in the vicinity of the Project); reasonable reserves for Operating Expenses; that part of office rent or rental value of space in the

Project used or furnished by Landlord to enhance, manage, operate, and maintain the Project; power, water, waste disposal, and other utilities; costs of materials and supplies; costs of maintenance and repairs; costs of insurance obtained with respect to the Project; depreciation on personal property and the cost of equipment, except as set forth in (c) below or which is or should be capitalized on the books of Landlord; the cost of licenses, permits, inspections and the like; the cost of implementation or management of a tenant transportation system if required by Laws; and any other costs, charges, and expenses that under generally accepted accounting principles would be regarded as management, maintenance and operating expenses; and

                  (2) The cost (amortized on a straight line basis over such useful life as Landlord reasonably determines) together with interest at the greater of the Prime Rate adjusted on the first day of each calendar quarter plus one percent (1%) or Landlord's actual borrowing rate, for such capital improvements that are made to the Project by Landlord (I) for the purpose of reducing Operating Expenses, or (ii) after the Lease date and by requirement of any Law that was not applicable to the Project at the time it was constructed and not as a result of an unusual use or nature of occupancy of the Premises by any tenant.

         (c)  The Operating Expenses shall not include:

                  (1) depreciation on the Project (other than depreciation on personal property, fixtures, equipment, window coverings on exterior windows provided by Landlord, and carpeting in public corridors and common areas);

                  (2) costs of alterations of space or other improvements made for tenants of the Project;

                  (3)  finders' fees and real estate brokers' commissions;

                  (4)  ground lease payments, mortgage principal or interest;

                  (5)  capital  items  other  than those  referred  to in clause
(b)(2) above;

                  (6) costs of replacements of personal property and equipment for which depreciation costs are included as an Operating Expense, but only as to the amount which has been depreciated at the time of any such replacement;

                  (7) costs of excess or additional utilities or services provided to any tenant in the Building that are directly billed to such tenants;

                  (8) the cost of repairs due to casualty or condemnation that are reimbursed by third parties, to the extent and in the actual amount of such reimbursement. If a risk required to be insured against is self-insured under
Section 6.1, the amount of a reasonable deductible by reference to similar buildings in the vicinity of the Project shall be an Operating Expense.

                  (9) any cost incurred solely as a result of Landlord's breach of this Lease;

                  (10) any income, estate, inheritance, or other transfer tax and any excess profit, franchise, or similar taxes on Landlord's business;

                  (11) all costs, including legal fees, relating to activities for the solicitation and execution of leases of space in the Building; and

                  (12) any legal fees incurred by Landlord in enforcing its rights under other leases for premises in the Building.

                  (13) Landlord's general overhead and administrative expenses to the extent not recouped by the permitted management fees if Landlord or an affiliate is providing management services.

                  (14) bad debt losses or reserves.

                  (15) costs for which amounts have been previously reserved as Operating Expenses to the extent of the actual reserve.

         (d) The Operating Expenses that vary with occupancy levels and that are attributable to any part of the Term in which less than ninety-five percent (95%) of the Rentable Area of the Building is occupied by tenants will be adjusted by Landlord to the amount that Landlord reasonably believes they would have been if ninety-five percent (95%) of the Rentable Area of the Building had been so occupied for the entire year in question.

         (e) Tenant acknowledges that Landlord has not made any representation or given Tenant any assurances that the Operating Expenses for the Base Year will equal or approximate the actual Operating Expenses for any calendar year after the Base Year.

         5.2 Estimated Payments. During each calendar year or partial calendar year after the Base Year, in addition to Monthly Rent, Tenant shall pay to Landlord on the first day of each month an amount equal to one-twelfth (1/12) of the product of Tenant's Share multiplied by the "Estimated Operating Expenses" (defined below) for such calendar year. "Estimated Operating Expenses" for any calendar year means Landlord's reasonable estimate of Operating Expenses for such calendar year, less the Operating Expenses for the Base Year and shall be subject to revision according to the further provisions of this Section 5.2 and
Section 5.3. During any partial calendar year, Estimated Operating Expenses shall be estimated on a full-year basis. During each December in which this
Section 5.2 is applicable, or as soon after each December as practicable, Landlord shall give Tenant written notice of the Estimated Operating Expenses for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the Term if the Term will expire before the end of the calendar year), Tenant shall pay to Landlord one-twelfth (1/12) of the product of Tenant's Share multiplied by the Estimated Operating Expenses for such calendar year; however, if such written notice is not given in December, Tenant shall continue to make monthly payments on the basis of the prior year's Estimated Operating Expenses until the month after such written notice is given, at which time Tenant shall commence making monthly payments based upon the revised Estimated Operating Expenses. In the month Tenant is first required to make a payment based upon the revised Estimated Operating Expenses, Tenant shall pay to Landlord for each month which has elapsed since December the difference between the amount payable based upon the revised Estimated Operating Expenses and the amount payable based upon the prior year's Estimated Operating Expenses. If at any time or times it reasonably appears to Landlord that the actual Operating Expenses for any calendar year will vary from the Estimated Operating Expenses for such calendar year, Landlord may, by written notice to Tenant, revise the Estimated Operating Expenses for such calendar year, and subsequent payments by Tenant in such calendar year shall be based upon such revised Estimated Operating Expenses.

         5.3 Annual Settlement. Within one hundred twenty (120) days after the end of each calendar year in which Section 5.2 was applicable, or as soon after such one hundred twenty (120) day period as practicable, Landlord shall deliver to Tenant a statement of amounts payable under Section 5.1 for such calendar year prepared and certified by Landlord. Such certified statement shall be final and binding upon Landlord and Tenant unless Tenant objects to it in writing to Landlord within thirty (30) days after it is given to Tenant. If such statement shows an amount owing by Tenant that is less than the estimated payments previously made by Tenant for such calendar year, the excess shall be held by Landlord and credited against the next payment of Rent; however, if the Term has ended and Tenant was not in default at its end, Landlord shall refund the excess to Tenant. If such statement shows an amount owing by Tenant that is more than the estimated payments previously made by Tenant for such calendar year, Tenant shall pay the deficiency to Landlord within thirty (30) days after the delivery of such statement. Within the thirty (30) day period for Tenant's objection to the certified statement, Tenant may review Landlord's records of the Operating Expenses, at Tenant's sole cost and expense, at the place Landlord normally maintains such records during Landlord's normal business hours, upon reasonable advance written notice.

         5.4 Final Proration. If the Term of this Lease ends on a day other than the last day of a calendar year, the amount of increase (if any) in the Operating Expenses payable by Tenant applicable to the calendar year in which the Term ends shall be calculated on the basis of the number of days of the Term falling within such calendar year, and Tenant's obligation to pay any increase or Landlord's obligation to refund any overage shall survive the expiration or other termination of this Lease.

         5.5 Other Taxes.

         (a) Tenant shall reimburse Landlord upon demand for any and all taxes payable by Landlord (except to the extent that such taxes are to be included in Operating Expenses under Section 5.1 and other than as set forth in subparagraph
(b) below), whether or not now customary or within the contemplation of Landlord and Tenant:

                  (1) upon or measured by Rent, including without limitation, any gross revenue tax, excise tax, or value added tax levied by the federal government or any other governmental body with respect to the receipt of Rent; and

                  (2) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         (b) Tenant shall not be obligated to pay any inheritance tax, gift tax, transfer tax, franchise tax, income tax (based on net income), profit tax, or capital levy imposed upon Landlord.

         (c) Tenant shall pay promptly when due all personal property taxes on Tenant's personal property in the Premises and any other taxes payable by Tenant that if not paid might give rise to a lien on the Premises or Tenant's interest in the Premises.

         5.6  Additional  Rent.  Amounts  payable  by Tenant  according  to this
Article 5 shall be payable as Rent, without deduction or offset. If Tenant fails to pay any amounts due according to this Article 5, Landlord shall have all the rights and remedies available to it on account of Tenant's failure to pay Rent.

ARTICLE 6: INSURANCE

         6.1 Landlord's Insurance. At all times during the Term, Landlord shall carry and maintain:

         (a) Fire and extended coverage insurance covering the Project, its equipment, Common Area furnishings, and leasehold improvements in the Premises to the extent of the Tenant finish allowance (as that term is defined in the Workletter); flood and earthquake may, but are not required to be, insured casualties;

         (b) Comprehensive form general public liability insurance; and

         (c)  Such  other  insurance  as  Landlord   reasonably   determines  is
necessary from time to time.

         The insurance coverages and amounts in this Section 6.1 shall be determined reasonably by Landlord based on coverages carried by prudent owners of comparable buildings in the vicinity of the Project. The foregoing notwithstanding, so long as Landlord is (1) Confederation Life Insurance Company or (2) any other corporation having net assets as per its most recent year-end audited balance sheet in excess of $50 million, it may self-insure all or any of the required coverages.

         6.2 Tenant's Insurance. At all times during the Term, Tenant shall carry and maintain, at Tenant's expense, whether or not such insurance is readily available at a commercially reasonable price, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, and on forms reasonably satisfactory to Landlord:

                  (a) Bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $2,000,000. All such insurance shall be equivalent to coverage offered by a commercial general liability form, including without limitation personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Article 21 of this Lease;

                  (b) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Project, and any leasehold improvements to the Premises in excess of the finish allowance, if any, provided pursuant to the Workletter in an amount not less than the full replacement cost. Property forms shall provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds shall be used for the repair or replacement of the property damaged or destroyed; however, if this Lease terminates under the provisions of Article 18, Tenant shall be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

                  (c) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of California, including employer's liability insurance in the limits required by applicable laws; and

                  (d) If Tenant operates owned, hired, or nonowned vehicles on the Project, comprehensive automobile liability at a limit of liability not less than $500,000 combined bodily injury and property damage.

         Anything to the contrary herein notwithstanding, Landlord shall not increase the required limits of the insurance required by subsection (b) or (d) by more than ten percent (10%) per calendar year cumulatively.

         6.3 Forms of Policies; Insurers. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord and any others specified by Landlord as additional insureds, shall be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least ten
(10) days prior to the expiration of the term of each such policy. All commercial general liability or comparable policies maintained by Tenant shall name Landlord and such other persons or firms as Landlord specifies from time to time as additional insureds, entitling them to recover under such policies for any loss sustained by them, their agents, and employees as a result of the negligent acts or omissions of Tenant. All such policies maintained by Tenant shall provide that they may not be terminated nor may coverage be reduced except after thirty (30) days' prior written notice to Landlord. All commercial general liability and property policies maintained by Tenant shall be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry. All policies required to be maintained by Tenant shall be issued by insurers admitted in the

State of California and having a current Best's Key Rating Guide rating of at least "A-XII".

         6.4 Waiver of Subrogation. Landlord and Tenant each waives on its own behalf, and to the extent not prohibited by its issued insurance policies, on behalf of its insurers, any and all rights to recover against the other or against any other Tenant or occupant of the Project, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of such other party or of such other Tenant or occupant of the Project, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 6 or any other property insurance actually carried by such party, to the extent of the actual limits of such policy. Landlord and Tenant from time to time shall request their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Project or the Premises or the contents of the Project or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

         6.5 Adequacy of Coverage. Landlord, its agents, and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 6 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant shall obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense. The minimum insurance requirements of this Lease shall not be construed as a limitation of Tenant's liability to Landlord for indemnity or otherwise.

ARTICLE 7: USE

         7.1 The Premises shall be used only for general business office purposes and purposes incidental to that use and for no other purpose. Tenant shall use the Premises in a careful, safe and proper manner. Tenant shall not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by Laws. Tenant shall not commit waste or suffer or permit waste to be committed in, on, or about the Premises or other parts of the Project. Tenant shall conduct its business and control its employees, agents, and invitees in such a manner as to comply with all provisions of this Lease and so as not to create any nuisance or interfere with, annoy, or disturb any other Tenant or occupant of the Project or Landlord in its operation of the Project.

ARTICLE 8: REQUIREMENTS OF LAW; HAZARDOUS MATERIALS; FIRE INSURANCE

         8.1 General. At its sole cost and expense, Tenant shall promptly comply with all Laws now in force or in force after the Lease Date, with the requirements of any board of fire underwriters or other similar body constituted now or after the date, with any direction or occupancy certificate issued pursuant to an law by any public officer or officers, as well as with the provisions of all recorded documents affecting the Premises, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Premises or the Building, unless required by Tenant's breach of this Lease or an unusual use or nature of occupancy of the Premises by Tenant.

         8.2 Hazardous Materials.

               (a) For purposes of this Lease, "Hazardous Materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42

U.S.C.  ss.ss.9601-9657;  the Hazardous Materials Transportation Act of 1975, 49
U.S.C.  ss.ss.1801-1812;  the Resource Conservation and Recovery Act of 1976, 42
U.S.C. ss.ss.6901-6987; or now or hereafter defined as a toxic or hazardous material or substance or other pollutant or contaminant by any applicable Law.

                  (b) Tenant shall not cause or permit the storage, use, generation, or disposition of any Hazardous Materials in, on, or about the Premises or the Project by Tenant, its agents, employees, or contractors, provided, however, that Tenant may store and use products which typically are used by general office tenants provided that such products be stored only in such quantities and used only in such manner as will pose no threat of any material contamination of the Project. Tenant shall immediately advise Landlord in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any Laws relating to any hazardous materials affecting the Project; and (2) all claims made or threatened by any third party against Tenant, Landlord, or the Premises relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any Hazardous Materials on or about the Premises. Without Landlord's prior written consent, Tenant shall not take any remedial action or enter into any agreements or settlements in response to the presence of any Hazardous Materials in, on, or about the Project.

                  (c) Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations under this
Article 8. In the event of such breach, Tenant shall be solely responsible for and shall defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the containment, removal, cleanup and restoration work and materials necessary to return the Project and any other property of whatever nature located on the Project to their condition existing prior to Tenant's breach of this Article 8. Tenant's obligations under this Article 8 shall survive the expiration or other termination of this Lease.

         8.3 Certain Insurance Risks. Tenant shall not do or permit to be done any act or thing upon the Premises or the Project which would (a) jeopardize or be in conflict with fire insurance policies covering the Project and fixtures and property in the Project; (b) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises.

ARTICLE 9: ASSIGNMENT AND SUBLETTING

         9.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, mortgage, or encumber this Lease, nor sublease, nor permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Any assignment or sublease in violation of this Article 9 shall be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord shall have the right, after default by Tenant, to collect Rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection shall be deemed (a) a waiver of the provisions of this Section 9. 1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease shall not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant shall have the right to assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

         9.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant shall submit in writing to Landlord
(a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's review and reasonable approval or disapproval.

         9.3 Payments to Landlord. If Landlord consents to a proposed assignment or sublease, Landlord shall have the right to require Tenant to pay to Landlord a sum equal to (a) any Rent or other consideration paid to Tenant by any proposed transferee that (after deducting the costs of Tenant, if any, in effecting the assignment or sublease, including reasonable alterations costs, commissions and legal fees) is in excess of the Rent allocable to the transferred space then being paid by Tenant to Landlord pursuant to this Lease;
(b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such sublease or assignment; and (c) Landlord's reasonable attorneys' fees and costs incurred in connection with negotiation, review, and processing of the transfer. All such sums payable shall be payable to Landlord at the time the next payment of Monthly Rent is due.

         9.4 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance. For purposes of this
Article 9, the transfer of outstanding capital stock of any corporate Tenant shall not include any sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, effected through the "over-the-counter market" or through any recognized stock exchange.

         9.5 Permitted Transfer. Landlord consents to an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant, to a corporation of which Tenant is a wholly-owned subsidiary, or to a corporation which is a wholly-owned subsidiary of Tenant's parent corporation; provided that Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease. Tenant shall not thereby be released from liability under this Lease.

         9.6 Remedies. If Tenant believes that Landlord has withheld its consent pursuant to this Article 9 unreasonably, Tenant's sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of the Landlord's agreement to give its consent.

ARTICLE 10: RULES AND REGULATIONS

         10.1 Tenant shall at all times observe faithfully, and comply with, the rules and regulations set forth in Exhibit D and shall cause its employees, agents, licensees, and visitors to do likewise. Landlord shall have the right from time to time reasonably to amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises, the Building, and the Project, and the comfort, quiet, and convenience of occupants of the Project. Modifications or additions to the rules and regulations shall be effective upon thirty (30) days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord shall have all remedies that this Lease provides for default by Tenant, and shall in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord shall not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease shall govern.

ARTICLE 11: COMMON AREAS

         11.1 As used in this Lease, the term "Common Areas" means, without limitation, the hallways, entryways, stairs, elevators, driveways, parking areas, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Project and their respective employees, invitees, licensees or other visitors. Landlord grants Tenant, its employees, invitees, licensees and other visitors a nonexclusive license for the Term to use the Common Areas in common with others entitled to use the Common Areas, subject to the terms and conditions of this Lease. Landlord shall have the right, without advance written notice to Tenant, and without any liability to Tenant, or Tenant's employees, invitees, licensees and other visitors, but, subject to the condition that Landlord shall take no action permitted under this Article 11 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Premises, Landlord shall have the right to:

             (a) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

             (b) Temporarily close any of the Common Areas for maintenance, alteration, or improvement purposes; and

             (c) Change the size, use, shape, or nature of any such Common Areas, including erecting additional buildings on the Common Areas, expanding the existing Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the Building (excluding the Premises) or other buildings to common areas. Upon erection of any additional buildings or change in common areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas. In the event of any such changes in the size or use of the Building or Common Areas of the Building or Project, Landlord shall make an appropriate adjustment in the Rentable Area of the Building or the Building's prorata share of exterior Common Areas of the Project, as appropriate, and a corresponding adjustment to Tenant's Share of the Operating Expenses payable pursuant to Article 5 of this Lease.

ARTICLE 12: LANDLORD'S SERVICES

         12.1 Landlord's Repair and Maintenance. Subject to Article 18, Landlord shall maintain, repair and restore the Common Areas of the Building and Project, including lobbies, stairs, elevators, corridors, and restrooms, the windows in the Building, the mechanical, heating, ventilation and air conditioning, plumbing and electrical equipment serving the Building (excluding, however, any plumbing in the Premises or any above building standard heating, air conditioning or lighting equipment in the Premises, which repair shall be Tenant's sole responsibility), and the structure of the Building in reasonably good order and condition; provided, however, that any such work necessitated by the negligence or wilful misconduct of Tenant, or Tenant's employees, agents, invitees or licenses, shall be paid for in full by Tenant.

         12.2  Landlord's Other Services.

             (a) Landlord shall furnish the Premises with: (1) electricity for lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, and typewriters) during Business Hours (as that term is defined below), although Landlord shall not be obligated to furnish more power to the Premises than is proportionally allocated to the Premises under the Building design; (2) heat and air conditioning reasonably required for the comfortable occupation of the Premises during Business Hours; (3) access and elevator service; (4) lighting replacement during Business Hours (for building standard lights, but not for any special Tenant lights, which will be replaced at Tenant's sole cost and expense); (5) restroom supplies; (6) window washing with reasonable frequency, as determined by Landlord; and (7) daily janitorial service on weekdays. Landlord may provide, but will not be obligated to provide, any such services (except access and elevator service) at times other than Business Hours.

             (b) Tenant shall have the right to purchase for use during Business Hours and non-business hours the services described in clauses (a)(1) and (2) in excess of the amounts Landlord has agreed to furnish so long as (1) Tenant gives Landlord reasonable prior written notice of its desire to do so; (2) the excess services are reasonably available to Landlord and to the Premises; and (3) Tenant pays as Additional Rent (at the time the next payment of Monthly Rent is due) Landlord's then applicable standard charge for such excess service or if no standard charge then applies, a reasonable charge as determined by Landlord; all subject to the notice and other procedures established by Landlord from time to time for providing such additional or excess services.

             (c) The term "Business Hours" means 8:00 a.m. to 6:00 p.m. on Monday through Friday, except holidays (as that term is defined below), and 8:00 a.m. to 12:00 noon on Saturdays, except holidays. The term "holidays" means New Year's Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, or other day generally observed if one of the holidays specified above falls on a Saturday or Sunday.

         12.3 Tenant's Costs. Whenever equipment or lighting (other than building standard lights) is used in the Premises by Tenant and such equipment or lighting affects the temperature otherwise normally maintained by the design of the Building's air conditioning system, Landlord shall have the right, after prior written notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises; and the cost of such facilities, modifications, and additional service shall be paid by Tenant, within thirty
(30) days of receipt of Landlord's invoice, as Additional Rent. If Landlord reasonably believes that Tenant is using more power than Landlord is required to furnish pursuant to Section 12.2, Landlord shall have the right to install separate meters of Tenant's power usage, and Tenant shall pay for the cost of such excess power as Additional Rent, together with the cost of installing any risers, meters, or other facilities that may be necessary to furnish or measure such excess power to the Premises, such payment to be made within thirty (30) days of receipt of Landlord's invoice.

         12.4 Limitation on Liability. Landlord shall not be in default under this Lease or liable to Tenant or persons claiming through Tenant for a failure to supply, or interruption of, utility services, for power surges or a failure to supply or interruption of other services required to be provided by Landlord unless caused by Landlord's gross negligence. Landlord shall, however, use reasonable efforts to restore such utilities or other services as soon as is reasonably practicable. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product or material unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary governmental energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord shall not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under the preceding sentence, nor shall such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease. Landlord shall not be liable to Tenant for any theft or mysterious disappearance of property of Tenant or its employees from the Premises or Project unless attributable to Landlord's gross negligence. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord shall have the right to prevent access to the Building or Project during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing parking areas and other Common Areas.

ARTICLE 13: TENANT'S CARE OF THE PREMISES

         Subject to Article 18, Tenant shall maintain the Premises (including Tenant's equipment, personal property, and trade fixtures located in the Premises) in their condition at the time they were delivered to Tenant, reasonable wear and tear excluded. Tenant shall immediately advise Landlord of any damage to the Premises, Building or the Project. Tenant shall be liable for all damage or injury to the Premises, Building, the Project, or the fixtures, appurtenances, and equipment in the Premises, Building or the Project that is caused by Tenant, its agents, employees, or invitees to the extent: (1) not attributable to risk required by this Lease to be insured against, or actually insured against, by Landlord under Section 6.1(a) and (b); or (ii) Landlord otherwise fails to receive full reimbursement for any such damage or injury under the policies insuring risks required to be insured, or actually insured against by Landlord under Section 6.1 (a) and (b). Under clause (ii) above, and without limiting the generality thereof, Tenant shall be liable for Landlord's deductible amounts under applicable insurance policies, and if Landlord elects to self-insure under Section 6.1, Tenant shall be liable for an amount which would be a reasonable deductible amount by reference to the insurance maintained in similar projects in the vicinity of the Project. Landlord shall have the right but not the obligation to repair such damage at Tenant's expense, and such expense (plus fifteen percent (15%) of such expense for Landlord's overhead) will be collectible as Additional Rent and will be paid by Tenant within thirty
(30) days after receipt of Landlord's invoice.

ARTICLE 14:  ALTERATIONS

         14.1  General.

          (a) Except for the work contemplated by the Workletter, during the Term, Tenant shall not make or allow to be made any alterations, additions, improvements or installation (collectively "Alterations") to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent. Landlord agrees not to withhold or delay its consent unreasonably to proposed Alterations which are not "material". Alterations shall be deemed "material" if they affect structural  elements  of the  Building,  are  visible  from the  exterior of the
Premises, affect Building systems (i.e., HVAC, electrical, plumbing or mechanical systems), involve an expenditure of more than $5,000 for all related work or if the installation or removal of the Alteration would cause more than minor damage to the Premises. All alterations shall be performed by contractors approved by Landlord and be subject to conditions reasonably specified by Landlord (which if the reasonably estimated cost of the work exceeds $5,000 may include requiring the posting of a payment and completion bond with Landlord named as obligee); and

             (b) All Alterations, whether temporary or permanent in character, made in or upon the Premises by Landlord, shall be and remain Landlord's property. All Alterations made by Tenant shall be and remain the property of Tenant during the Term, and subject to Tenant's rights under Article 16, to remove trade fixtures and equipment the removal of which will not cause structural damage or material non-structural damage to the Premises ("Removable Trade Fixtures"), at the end of the Term shall remain on the Premises without compensation to Tenant, unless when consenting to such Alterations, additions or improvements, Landlord has advised Tenant in writing that such alterations, additions or improvements must be removed at the expiration or other termination of this Lease.

      14.2 Free-Standing Partitions. Tenant shall have the right to install or relocate free-standing work station partitions without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord shall not unreasonably withhold its consent to such relocation or installation. Free-standing work station partitions for which Tenant pays shall be part of Tenant's Removable Trade Fixtures for all purposes under this Lease.

ARTICLE 15: MECHANICS' LIENS

      15.1 Indemnity and Discharge: Tenant shall pay or cause to be paid all costs and charges (a) for work done by Tenant or caused to be done by Tenant in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant shall indemnify Landlord against and hold Landlord, the Premises and the Project free and harmless from all mechanics' liens and claims of liens, and all other liabilities, liens, claims and demands on account of such work by or on behalf of Tenant, other than work performed by Landlord pursuant to the Workletter. If any such lien, at any time, is filed against the Premises or any part of the Project, Tenant shall cause such lien to be discharged of record within ten (10) days after the filing of such lien, except that if Tenant desires to contest such lien, it shall furnish Landlord, within such ten (10) day period, security reasonably satisfactory to Landlord of at least one hundred fifty percent (150%) of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord shall have the right, at its option, to pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, shall be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease shall be deemed the consent or agreement of Landlord to subject Landlord's interest in the Project to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Project, or that any action affecting title to the Project has been commenced on account of work done by or for or materials furnished to or for Tenant, it shall immediately give Landlord written notice of such notice. At least fifteen (15) days prior to the commencement of any work (including but not limited to any maintenance, repairs, Alterations or installations) in or to the Premises, by or for Tenant, Tenant shall give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord shall have the right to post notices of non-responsibility or similar written notices on the

Premises in order to protect the Premises against any such liens.

ARTICLE 16: END OF TERM

      16.1 At the end of the Term, Tenant shall promptly quit and surrender the Premises broom-clean and in good order and repair, ordinary wear and tear and damage from casualty which Tenant is not required by other provisions of this Lease to repair excepted. If Tenant is not then in default, Tenant shall have the right to remove from the Premises any Removable Trade Fixtures (as defined in Section 14.1 (b)), unattached equipment, and movable furniture placed in the Premises by Tenant. Whether or not Tenant is in default, Tenant shall remove such Alterations, equipment, and furniture as Landlord has required under
Article 14. Tenant shall fully and properly repair any damage occasioned by the removal of any Removable Trade Fixtures, equipment, furniture and Alterations. All trade fixtures, equipment, furniture, inventory, effects and Alterations left on the Premises after the end of the Term shall be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Alternatively, Landlord, at its option, shall have the right to declare the Term to be continuing until all such property is removed and the Premises surrendered to Landlord in the condition required by this Lease, and Monthly Rent (at the rate specified in Section 27.11) and Additional Rent shall continue to accrue and shall be payable upon demand. Tenant shall pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of this Lease.

ARTICLE 17:  EMINENT DOMAIN

      17.1 If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease shall terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more than twenty-five percent (25%) of the Rentable Area of the Premises is so taken, Tenant shall have the right to cancel this Lease by written notice to Landlord given within twenty (20) days after the Termination Date. If less than twenty-five percent (25%) of the Rentable Area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Monthly Rent shall be abated in the proportion of the Rentable Area of the Premises so taken to the Rentable Area of the Premises immediately before such taking, and Tenant's Share shall be appropriately recalculated. If twenty-five percent (25%) or more of the Building or the Project is so taken, Landlord may cancel this Lease by written notice to Tenant given within thirty (30) days after the Termination Date. In the event of any such taking, the entire award shall be paid to Landlord and Tenant shall have no right or claim to any part of such award; however, Tenant shall have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not otherwise reduced, for Tenant's moving expenses and leasehold improvements owned by Tenant.

ARTICLE 18:  DAMAGE AND DESTRUCTION

         18.1 (a) If the Premises or the Building are damaged by fire or other casualty, Landlord shall give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made pursuant to this
Article 18. Such notice shall be given before the 30th day (the "Notice Date") after the fire or other casualty.

                  (b) If the Premises or the Building are damaged by fire or other casualty to an extent which can be repaired within one hundred twenty
(120) days after the Notice Date without incurring overtime or extraordinary charges, as reasonably determined by Landlord, Landlord shall promptly begin to repair the damage after the Notice Date and will pursue the completion of such repair with reasonable diligence. In that event this Lease shall continue in full force and effect except that Monthly Rent shall be abated on a prorata basis from the date of the damage until the date of the completion of such repairs (the "Repair Period") based on the proportion of the Rentable Area of the Premises Tenant is unable to use and does not actually use during the Repair Period.

                  (c) If the Premises or the Building are damaged by fire or other casualty to an extent that they cannot be repaired within one hundred twenty (120) days after the notice date without incurring overtime or extraordinary charges, as reasonably determined by Landlord, then (1) Landlord shall have the right to cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date; or (2) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within ten (10) days after Landlord's delivery of a written notice that the repairs cannot be made within such one hundred twenty (120) day period provided, however, that Tenant shall not have a cancellation right if the damage is confined to parts of the Building other than the Premises and those parts of the Common Area reasonably necessary for Tenant's access to, and enjoyment of, the Premises. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord shall proceed with reasonable diligence to repair the Building and Premises and Monthly Rent shall be abated on a prorata basis during the repair period based in the proportion of the Rentable Area of the Premises Tenant is unable to use and does not actually use during the Repair Period.

                  (d) If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there shall be no abatement of Monthly Rent as otherwise provided for in this Article 18 and Tenant shall have no right to cancel this Lease. Tenant shall have no rights to terminate this Lease on account of any damage to the Premises, the Building, or the Project, except as set forth in this Lease.

ARTICLE 19:  SUBORDINATION

      19.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any ground or underlying lease, mortgage, indenture, deed of trust, or other lien encumbrance (each a "Superior Lien"), together with any renewals, extensions, modifications, consolidations, and replacements of such Superior Lien, now or after the date affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Project or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument or the holder of any such Superior Lien elects to treat this Lease as Superior). This provision shall be self-operative and no further instrument of subordination shall be required in order to effect it. Notwithstanding the foregoing, Tenant shall execute, acknowledge, and deliver to Landlord, within twenty (20) days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any Superior Lien to confirm or further effect any such subordination.

       19.2 Attornment and Nondisturbance. Tenant agrees that in the event that any holder of a Superior Lien succeeds to Landlord's interest in the Premises, Tenant shall pay to such holder all Rents subsequently payable under this Lease. Furthermore, if the Superior Lien instrument provides that this Lease is superior to the Superior Lien or if the holder of the Superior Lien elects to so treat this Lease, Tenant agrees that in the event of the enforcement by the holder of a Superior Lien of the remedies provided for by law or by such Superior Lien, Tenant shall, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest shall not be bound by or liable for:

                  (a) Any payment of Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease;


                  (b) Any amendment or modification of this Lease made without the written consent of such successor in interest (if such consent was required under the terms of such Superior Lien);

                  (c) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

                  (d) Any claim or offset against Rent.

      Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant shall, within twenty (20) days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment, so long as such instrument provides that such successor in interest will not disturb Tenant in its use of the Premises in accordance with, and as long as no event of default has occurred or continues under, this Lease.

ARTICLE 20:  ENTRY BY LANDLORD

      20.1 Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at otherwise reasonable hours to:

                  (a) Inspect the Premises;

                  (b) Exhibit the Premises to prospective purchasers, lenders, or tenants;

                  (c) Determine whether Tenant is complying with all of its obligations in this Lease;

                  (d) Supply janitorial service and any other service to be provided by Landlord to Tenant according to this Lease;

                  (e) Post written notices of nonresponsibility or similar notices; or

                  (f) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building; however, all such work will be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible.

      Tenant, by this Article 20, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this
Article 20. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on, or about the Premises (excluding Tenant's vaults, safes, and similar areas designated in writing by Tenant in advance). Landlord shall have the right to use any and all means Landlord may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises, provided that Landlord shall promptly repair any damages caused by any forced entry. Any entry to the Premises by Landlord in accordance with this Article 20 shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, nor shall any such entry entitle Tenant to damages or an abatement of Monthly Rent, Additional Rent, or other charges that this Lease requires Tenant to pay.

ARTICLE 21:  INDEMNIFICATION, WAIVER, AND RELEASE

      21.1 Indemnification. Except for any injury or damage to persons on the Premises that is proximately caused by or results proximately from the gross negligence or wilful misconduct of Landlord, its employees, or agents, and subject to the provisions of Section 6.4, Tenant shall neither hold nor attempt to hold Landlord, its employees, officers, directors or agents liable for, and Tenant shall indemnify and hold harmless Landlord, its employees, and agents from and against, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation reasonable attorneys' fees) incurred in connection with or arising from:

             (a) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming under Tenant;

             (b) any activity, work, or thing done or permitted by Tenant, its employees, agents, contractors, or invitees in or about the Premises, the Building, or the Project;

             (c) any breach by Tenant or its employees, agents, contractors, or invitees of this Lease; and

             (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises, the Building or the Project under the express or implied invitation of Tenant.

      If any action or proceeding is brought against Landlord, its employees, officers, directors or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, shall defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

      21.2 Waiver and Release. Tenant, as a material part of the consideration to Landlord for this Lease, by this Section 21.2 waives and releases all claims against Landlord, its employees, officers, directors and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease. It is the intention of the parties that Landlord shall have no liability for, and shall be indemnified by Tenant from, damages and liabilities incurred by Tenant or any third party caused by Landlord's ordinary negligence, or that of persons for whom Landlord is legally responsible, and which arise from or in connection with the use and occupancy of the Premises and Project by Tenant, its employees, agents, contractors or employees. The provisions of Section 27.13 are expressly made applicable to all waiver, indemnity and other exculpatory provisions contained in this Lease.

ARTICLE 22: SECURITY DEPOSIT

      22.1 Tenant has deposited the Security Deposit with Landlord as security for the full, faithful, and timely performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may but shall not be obligated to use, apply, or retain all or any part of the Security Deposit for the payment of any Rent, or any other sum in default, or for the payment of any other amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage
Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used, applied, or retained, Tenant shall within five (5) days after written demand deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. The Security Deposit shall not be deemed a limitation on Landlord's damages or a payment of liquidated damages or a payment of the Monthly Rent due for the last month of the Term. If Tenant fully, faithfully, and timely performs every provision of this Lease to be performed by it, the Security Deposit or any balance of the Security Deposit will be returned to Tenant within sixty (60) days after the expiration of the Term. Landlord shall have the right to deliver the funds deposited under this Lease by Tenant to the purchaser of the Building in the event the Building is sold, and after such time Landlord shall have no further liability to Tenant with respect to the Security Deposit.

ARTICLE 23:  QUIET ENJOYMENT

      23.1 Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and timely performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession shall not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 24:  EFFECT OF SALE

      24.1 A sale, conveyance, or assignment of the Building or the Project shall operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective date, and, after the effective date of such sale, conveyance, or assignment, Tenant shall look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant shall attorn to Landlord's successor in interest to this lease subject to the provisions of Section 19.2.

ARTICLE 25:  DEFAULT

      25.1  Events  of  Default.   The   following   events  are   referred  to,
collectively, as "Events of Default" or, individually, as an "Event of Default":

                  (a) Tenant defaults in the due and punctual payment of Rent, and such default continues for five (5) days after written notice from Landlord. Such notice shall be in form and content sufficient to satisfy the notice requirement of California Code of Civil Procedure ss.1161(2) and shall constitute the notice required by that section. Tenant shall not be entitled to more than one five (5) day written notice for monetary defaults during any consecutive twelve (12) month period, and if after such written notice any Rent is not paid when due, an Event of Default shall be considered to have occurred and Landlord may give a three (3) day notice to pay or quit under California Code of Civil Procedure ss.1161(2);

                  (b) Tenant vacates or abandons the Premises;

                  (c) This Lease or the Premises or any part of the Premises are taken upon execution or by other process of law directed against Tenant, or are taken upon or subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within fifteen (15) days after its levy;

                  (d) Tenant or any guarantor of this Lease files a voluntary petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or admits the material allegations of any such petition by answer or otherwise, or is dissolved or makes an assignment for the benefit of creditors;

                  (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for dissolution are instituted against Tenant or any guarantor of the Lease, or a receiver or trustee is appointed for all or substantially all of the property of Tenant or any guarantor, and such proceeding is not dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment;

                  (f) Tenant fails to take possession of the Premises on the Commencement Date of the Term;

                  (g) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach either cannot be cured or, if curable, continues for a period of fifteen
(15) days after written notice from Landlord to Tenant or, if such breach is curable but cannot be cured reasonably within such fifteen (15) day period, Tenant fails to diligently commence to cure such breach within fifteen (15) days after written notice from Landlord and to complete such cure within a reasonable time thereafter. Such fifteen (15) day notice of a curable breach shall be in form and content sufficient to satisfy the notice requirement of California Code of Civil Procedure ss.1161(3) and shall constitute the notice required by that Section;

                  (h) Any financial statement or certificate, or representation or warranty at any time furnished or made to Landlord by Tenant or any guarantor of this Lease was false or misleading in any material respect as of the date thereof or omits any information necessary to make such statement, certificate, representation and warranty not materially misleading; or

                  (i) Any guarantor of this Lease commits a material breach of the provisions of the guaranty agreement.

      25.2 Landlord's Remedies. If any one or more Events of Default set forth in Section 25.1 occurs, Landlord shall have the right, at its election, to exercise one or more of the following remedies, which shall be cumulative and not exclusive:

                  (a) To terminate Tenant's rights under this Lease, re-enter the Premises, remove all persons and personal property therefrom, and recover from Tenant the amounts specified by Section 25.3.

                  (b) Even though Tenant has breached this Lease or abandoned the Premises, to continue the Lease in effect for so long as Landlord does not terminate Tenant's right to possession and to enforce all of Landlord's rights and remedies under the Lease, including the right to recover all Rent and other sums due Landlord as they become due. Landlord shall also have the right to recover from Tenant, whether before or after Tenant's right to possession of the Premises is terminated, all expenses incurred by Landlord in reletting the Premises or attempting to do so, including without limitation, reasonable legal expenses, remodeling costs and brokerage commissions.

                  (c) Without further demand or notice to cure any Event of Default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section

27.21, provided that Landlord shall have no obligation to cure any such Event of Default.

                  (d) To exercise all other remedies available to Landlord under law. If Landlord elects the remedy provided in subsection (b), neither acts of maintenance or preservation of efforts to relet the Premises nor the appointment of a receiver upon Landlord's initiative shall constitute a termination of Tenant's right to possession. If a reletting occurs, Tenant's right to possession shall terminate upon execution of the new lease, whereupon this Lease shall terminate and Landlord shall be entitled to recover from Tenant the amounts provided for in Section 25.3.

      25.3 Continuing Liability After Termination. Upon termination of this Lease, Landlord shall have the right to recover from Tenant:

                  (a) The worth at the time of award of the unpaid Rent that had been earned at the time of termination;

                  (b) The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                  (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation all reasonable legal expenses, remodeling costs and brokerage commissions in reletting the Premises or attempting to do so.

         The "worth at the time of award" of the amounts  referred to in clauses
(a) and (b) above is computed by adding interest at the per annum interest rate described in Section 27.21 on the date on which this Lease is terminated from the date of termination until the time of the award. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco, at the time of award Plus one percent (1%).

      25.4 Cumulative Remedies. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant.

ARTICLE 26:  PARKING

      26.1 Tenant shall be entitled to use the Parking Spaces during the Term subject to the rules and regulations set forth in Exhibit D, and any amendments or additions to them. The Parking Charges set forth in Section 1.1(r), if any, will be due and payable in advance at the same time and place as Monthly Rent. The Parking Spaces will be unassigned, non-reserved, and non-designated unless stated otherwise in Section 1.1(q). Landlord reserves the right to adjust the Parking Charges in Landlord's sole discretion at any time after thirty (30) days' prior written notice, provided that a Parking Charge increase shall not exceed ten percent (10%) per calendar year cumulatively.

ARTICLE 27:  MISCELLANEOUS

      27.1 No Offer. This Lease is submitted to Tenant on the understanding that it will not be considered an offer and will not bind Landlord in any way until Tenant has duly executed and delivered duplicate originals to Landlord and Landlord has executed and delivered one of such originals to Tenant.

      27.2 Joint and Several Liability. If Tenant is composed of more than one signatory to this Lease, each signatory shall be jointly and severally liable with each other signatory for payment and performance according to this Lease. The act of, written notice to, written notice from, refund to, or signature of any signatory to this Lease (including without limitation modifications of this Lease made by fewer than all such signatories) will bind every other signatory as though every other signatory had so acted, or received or given the written notice or refund, or signed.

      27.3 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

      27.4 Time of the Essence. Time is of the essence of each and every provision of this Lease.

      27.5 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it shall be void and shall constitute a non-curable default under this Lease.

      27.6 No Waiver. The waiver by Landlord of any agreement, condition or provision contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor shall any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No waiver of any agreement, condition or provision of this Lease shall be binding on Landlord unless contained in a writing executed by a duly authorized officer or agent of Landlord.

      27.7 Limitation on Recourse. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgments against Landlord and no other assets of Landlord whatsoever shall be available for satisfaction of any judgment, or be subject to levy, seizure, distraint or other similar legal proceeding in connection with any such judgment. It is agreed that Landlord (and its shareholders, venturers, and partners, and their shareholders, venturers, and partners and all of their officers, directors, and employees) shall not be personally liable for any such judgments. The provisions contained in the preceding sentences are not intended to and shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or relief in any suit or action in connection with enforcement or collection from third parties of amounts that may become owing or payable under or on account of insurance maintained by Landlord.

      27.8 Estoppel Certificates. At any time and from time to time but within ten (10) days after written request by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying: (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification; (b) the date, if any, to which Monthly Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that there is no Event of Default under this Lease or an event which, with notice or the passage of time, or both, would result in an Event of Default under this Lease, except for defaults specified in said certificate; and
(e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee or beneficiary under any deed of trust of the Building or any part of the Project. Tenant's failure to deliver such a certificate within such time shall be conclusive evidence of the matters set forth in the proposed certificate sent to Tenant by Landlord.

      27.9 Waiver of Jury Trial. Landlord and Tenant by this Section 27.9 waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any other claims (except claims for personal injury) and with respect to any statutory remedy.

      27.10 No Merger. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default shall not work a merger, and shall, at Landlord's option, either (a) terminate all or any subleases and subtenancies or (b) operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Section 27.10 shall be exercised by written notice to Tenant and all known sublessees or subtenants in the Premises or any part of the Premises.

      27.11 Holding Over. Tenant shall have no right to remain in possession of all or any part of the Premises or Project after the expiration of the Term. If Tenant remains in possession of all or any part of the Premises or Project after the expiration of the Term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon ten
(10) days written notice. In such event, Monthly Rent shall be increased to an amount equal to one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained in this Lease.

      27.12 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and shall be deemed to have been given: (a) when personally delivered to an officer or partner of the party to whom the notice is directed; (b) sent by facsimile with hard copy dispatched within twenty-four (24) hours by overnight carrier or mail as provided below; (c) deposited with any nationally recognized overnight carrier that routinely issues receipts; or (d) deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address set forth in Section 1.1. Notice so given shall be deemed to have been received on the date of actual receipt (or the date on which delivery is refused by the intended recipient). Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this Section 27.12.

      27.13 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision will be added as a part of this Lease as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

      27.14 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, or Project, as the case may be, provided that no such modifications materially adversely affect Tenant's rights and obligations under this Lease.

      27.15 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or the manner of operating the premises, the Building, or the Project.

      27.16 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

      27.17 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant shall deliver to Landlord written notice listing the reasons for Landlord's default and Landlord shall have thirty (30) days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a thirty (30) day period, to commence action and proceed to cure such alleged default with reasonable diligence. Tenant shall send a copy of such notice to Landlord to any holder of a mortgage or other encumbrance on the Building or Project of which Tenant has been notified in writing, and any such holder shall also have the same time period plus an additional thirty (30) days to cure such alleged default.

      27.18 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

      27.19 Brokers. Landlord and Tenant respectively represent and warrant to each other that neither of them has consulted or negotiated with any broker or finder with regard to the premises except their respective brokers named in
Section 1.1, if any. Each party shall indemnify the other against and hold the other harmless from any claim or action for fees or commissions by anyone with whom it has consulted or negotiated with regard to the premises except that party's broker named in Section 1.1 and from all resulting liabilities, judgments, losses, costs and expenses. Landlord shall pay any fees or commissions due Landlord's Broker. Tenant's Broker shall look solely to Landlord's Broker or Tenant for payment of any fees or commissions due it with respect to this Lease.

      27.20 Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

      27.21 Interest. Any Rent or Additional Rent that is not paid when due shall accrue interest at an annual rate of interest equal to the Prime Rate on the date the payment was due plus three percent (3%) per annum (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. This interest charge is in addition to any applicable late charge under Section 27.30.

      27.23 No Easements for Air or Light. Any diminution or shutting off of light, air, or view by any structure that may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

      27.24 Tax Credits. Landlord is entitled to claim all tax credits and depreciation attributable to leasehold improvements in the Premises except for Alterations made by Tenant at its expense. Promptly after Landlord's demand, Landlord and Tenant shall prepare a detailed list of the leasehold improvements and fixtures and their respective costs for which Landlord or Tenant has paid. Landlord shall be entitled to all credits and depreciation for those items for which Landlord has paid by means of any Tenant finish allowance or otherwise. Tenant shall be entitled to any tax credits and depreciation for all items for which Tenant has paid with funds not provided by Landlord.

      27.25 Financial Reports; Termination Right. Within fifteen (15) days after Landlord's request at any time during the Term, Tenant shall furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, if none, Tenant's internally prepared financial statements. Tenant shall discuss its financial statements with Landlord and shall give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord shall not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (a) to Landlord's lenders or prospective purchasers of the Project, (b) in litigation between Landlord and Tenant, and
(c) if required by court order. If based on such financial statements, other information provided by Tenant, or other information in Landlord's possession reasonably deemed reliable by Landlord, Landlord reasonably determines that Tenant is or is about to become insolvent within the meaning of the bankruptcy laws of the United States or the State of California, Landlord shall have the right to terminate this Lease and all of Tenant's estate hereunder forthwith upon written notice to Tenant.

      27.26 Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant shall reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within ten (10) days after Landlord's delivery to Tenant of a statement of such costs. Tenant shall be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

      27.27 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

      27.28 Additional Rent. All sums payable by Tenant to or on behalf of Landlord under this Lease other than Monthly Rent under Section 4.1 constitute Additional Rent for purposes of the Bankruptcy Act, any unlawful detainer action brought against Tenant and all other purposes.

      27.29 Approval of Mortgagee. If at the time this Lease is executed, the Project is encumbered by a mortgage or deed of trust, this Lease is subject to the approval of the mortgagee or beneficiary of the trust deed and Tenant agrees to make such modifications to this Lease as are requested by said mortgagee or beneficiary provided such modifications do not alter the Rent or otherwise adversely affect Tenant in a material way.

      27.30 Late Charge. If any payment of Rent or Additional Rent due Landlord is not received by Landlord within ten (10) days of the due date (without regard to any notice under Section 25.1), Tenant shall pay to Landlord on demand, as liquidated damages, a late charge equal to five percent (5%) of the delinquent payment to compensate Landlord for the damages it so incurs in the form of increased accounting and administrative costs. The parties agree that such late charge represents a reasonable attempt to determine such damages under the circumstances now existing. Only one late charge may be imposed with respect to any one delinquent payment, but the late charge due under this section is in addition to interest due under Section 27.21. The acceptance of a late charge shall not constitute a waiver of Tenant's default with respect to the delinquent payment on which the late charge was imposed or of any right or remedy available to Landlord.

      27.31 Rent Covenant Independent. Tenant's covenants to pay Monthly Rent and Additional Rent are independent of Landlord's covenants under this Lease.

      27.32 Certain Terms. If Tenant validly exercises any option to renew or extend the Term of this Lease (such renewal or extension rights existing only if set forth in the Addendum, if applicable), all references in this Lease to the Term shall include the renewal or extension Term. All such renewal or extension options are personal to Tenant and cannot be assigned or transferred except as part of an assignment of this Lease made in conformance with Article 9.

      Landlord and Tenant have executed this Lease as of the day and year first above written.

                                          "LANDLORD"

                                          CONFEDERATION REAL ESTATE (U.S.),
                                          INC.

By: /s/ Kevin Ellis                       By: /s/ Roy L. Hanlin
    ----------------------------------        ------------------------
Its: Director, Real Estate Investments    Its: Manager,  Real Estate
    ----------------------------------        ------------------------

                                          "TENANT"


                                          FRANK S. YUAN DBA: CYBER
                                          MERCHANTS EXCHANGE, INC.



                                          By: /s/
                                             -------------------------
                                          Its: President
                                              ------------------------

                                               REVIEWED
                                            FOR EXECUTION

                                            /s/
                                            ----------------
                                            CONFED R.E. DEPT.

The Premises
[OBJECT OMITTED]


                                   EXHIBIT "A"

Rent Adjustments

Base rent shall be fixed at $3,164.00 for the entire term of the lease.

Provided Tenant fully performs its obligatins under this Lease, Base Rent shall be abated in full for October 1996, November 1996, December 1996 and half of January 1997 of this Lease. In the event this Lease is terminated by reason of Tenant's default, the conditionally abated rent for said months shall be due and payable to Landlord in full and shall be part of Landlord's recoverable damages.




                                   EXHIBIT "B"
                                                                               2

Work Letter Agreement

Tenant accepts premises in an "as-is" condition.





                                   EXHIBIT "C"
                                                                               3

RULES AND REGULATIONS

     1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant shall comply with Landlord's reasonable requirements relative to such systems and procedures.

     2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation, and interests of the Building and its tenants, provided that nothing contained in these rules and regulations shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Building except such roof or portion of such roof as may be contiguous to the Premises of Tenant and may be designated in writing by Landlord as a roof deck or roof garden area. Tenant shall not be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

     3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of Tenant's Premises shall be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the premises without the prior written consent of Landlord. Landlord shall adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors shall be printed, painted, affixed, or inscribed at the expense of Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and Building standard mini-blinds, material visible from outside the Building shall not be permitted. In the event of the violation of this rule by Tenant, Landlord shall have the right to remove the violating items without any liability, and may charge the expense incurred by such removal to Tenant.

     4. No cooking shall be done or permitted by Tenant on the Premises, except in areas of the Premises which are specially constructed for cooking and except that use by the Tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

     5. Tenant shall not employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning it. Tenant shall not cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Should Tenant's actions result in any increased expense for any required cleaning, Landlord reserves the right to assess Tenant for such expenses.

     6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in such plumbing

                                   EXHIBIT "D"
                                                                               4
fixtures. Tenant shall bear all damages resulting from any misuse of the fixtures will be borne by Tenant, its servants employees, agents, visitors, or licensees.

     7. Tenant shall not in any way deface any part of the Premises or the Building of which they form a part. In those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant shall at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

     8. Tenant shall not alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agents, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks shall be installed or changed by Landlord following Tenant's written request to Landlord and shall be at Tenant's expense. All new locks and rekeyed locks shall remain operable by Landlord's pass (master) key. Landlord shall furnish Tenant, free of charge, with two (2) keys to each door lock on the Premises. Landlord shall have the right to collect a reasonable charge for additional keys requested by Tenant. Upon termination of its tenancy, Tenant shall deliver to Landlord all keys for the Premises and Building that have been furnished to such Tenant.

     9. The elevator designated for freight by Landlord will be available for use by Tenant during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant's equipment, material, furniture, or other property in or out of the Building must be acceptable to Landlord. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord's sole opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations shall be conducted at such times and in such a manner as Landlord will direct, and all moving shall take place during non-business hours unless Landlord agrees in writing otherwise. Tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord shall have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord shall not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the Lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the premises shall be delivered or removed through the entrance and route designated by Landlord, and Landlord shall not be responsible for the loss or damage of any such property unless such loss or damage results from the negligence of Landlord, its agents, or employees.

     10. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in Tenant's normal operations in the premises.

                                   EXHIBIT "D"
                                                                               5

Without Landlord's prior written approval, Tenant shall use no method of heating or air conditioning other than that supplied by Landlord. Tenant shall not use or keep or permit to be used or kept any foul or noxious gas or substance in the premises.

     11. Landlord shall have the right, exercisable upon written notice and without liability to any Tenant, to change the name and street address of the Building.

     12. Landlord shall have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     13. Tenant shall not bring any animals (except "Seeing Eye" dogs) or birds into the Building, and shall not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

     14. All persons entering or leaving the Building between the hours of 7 p.m. and 7 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays shall comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord reserves the right to limit reasonably or restrict access to the Building during such time periods.

     15. Tenant shall store all its trash and garbage within its Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes shall be the responsibility of each Tenant and such items may not be disposed of in the Building trash receptacles nor shall they be removed by the Building's janitorial service, except at Landlord's sole option and at the Tenant's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

     16. Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

     17. The requirements of Tenant will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     18. A directory of the Building will be provided for the display of the name and location of Tenants, but Landlord shall not in any event be obligated to furnish more than one (1) directory strip for each 2,500 square feet of rentable area in the Premises. Any additional name(s) that Tenant desires to place in such directory must first be approved by Landlord, and if so approved, Tenant shall pay to Landlord a charge, set by Landlord, for each such additional name. All entries on the Building directory display shall conform to standards and style set by Landlord in its sole discretion.

     19. Tenant shall see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, electrical equipment and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall make good all injuries sustained

                                   EXHIBIT "D"
                                                                               6
by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     20. Tenant shall not conduct itself in any manner that is inconsistent with the character of the Building as a first quality building or that will impair the comfort and convenience of other tenants in the Building.

     21. Neither Landlord nor any operator of the parking areas within the Project, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "parking areas") shall be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord shall not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord shall not be liable for personal injury or death, or theft, loss of, or damage to property. Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person. The foregoing provisions are intended to exculpate Landlord from its ordinary negligence or that of any person for whose actions Landlord is legally responsible but are not intended to relieve Landlord of liability for gross negligence or willful misconduct.

     22. Tenant (including Tenant's employees, agents, invitees, and visitors) shall use the Parking Spaces solely for the purpose of parking passenger model cars, small vans, and small trucks and shall comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the parking areas. The parking areas may be used by Tenant, its agents, or employees, for occasional overnight parking of vehicles. Tenant shall ensure that any vehicle parked in any of the Parking Spaces will be kept in proper repair and will not leak excessive amounts of oil or grease or any amount of gasoline. If any of the Parking Spaces are at any time used (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights otherwise available to Landlord, shall have the right to consider such default an Event of Default under the Lease.

     23. Tenant's right to use the parking areas will be in common with other tenants of the Project and with other parties permitted by Landlord to use the parking areas. Landlord reserves the right to assign and reassign, from time to time, particular Parking Spaces for use by persons selected by Landlord, provided that Tenant's rights under the Lease are substantially preserved. Landlord shall not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor shall any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant shall not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

     24. If the parking areas are damaged or destroyed, or if the use of the parking areas is limited or prohibited by any governmental authority, or the use or operation of the parking areas is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the Parking Spaces shall not subject Landlord or any operator of the parking areas to any liability to Tenant and shall not relieve Tenant of any of its obligations under the Lease and the Lease shall remain in full force and effect.

                                   EXHIBIT "D"
                                                                               7

     25. Tenant has no right to assign or sublicense any of its rights in the Parking Spaces, except as part of a permitted assignment or sublease of the Lease; however, Tenant may allocate the Parking Spaces among its employees.

     26. No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of the Lease in connection with the enforcement of these rules and regulations shall constitute an eviction by Landlord of any Tenant nor will it be deemed an acceptance of surrender of the Premises by Tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

     27. In these rules and regulations, "Tenant" includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

     28. Landlord shall have the right to waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any such rules and regulations against any or all of the Tenants of the Building after such waiver.

     29. These rules and regulations are in addition to, and shall not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.


                                          Tenant's Initials:__________



                                   EXHIBIT "D"
                                                                               8

                                GUARANTY OF LEASE

         WHEREAS, CONFEDERATION REAL ESTATE (U.S.), INC. hereinafter referred to as "Landlord" and FRANK S. YUAN, hereinafter referred to as "Tenant", are about to execute a document entitled "Lease" dated September 1, 1996 concerning the premises commonly known as Garfield Center 320 S. Garfield Avenue, Suite 318, Alhambra, CA 91801 wherein Landlord will lease the premises to Tenant, and

         WHEREAS, Frank S. Yuan hereinafter referred to as "Guarantor" has a financial interest in Tenant and

         WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty of Lease.

         NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute said Lease, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payments by Tenant of all rentals and all other sums payable to Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Tenant.

         It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and said Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

         This Guaranty shall not be released, modified, or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under said Lease whether pursuant to the terms thereof or at law or in equity.

         No notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant or for the enforcement of any rights that Landlord may have as against Tenant pursuant to or under the terms of the within Lease or at law or in equity.

         Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

         Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (a) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease, (f) any right Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (g) any right of subrogation.

         Guarantor does hereby subrogate all existing or future indebtedness of Tenant to Guarantor to the obligations owed to Landlord under the Lease and this Guaranty.

         The obligations of Tenant under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

         The term "Landlord" whenever hereinabove used refereed to and means the Landlord in the foregoing Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as Landlord's interest in or to the leased premises or the rent, issues and profits therefrom, or in, to or under said Lease are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgage, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale and of the successors and assigns of any such mortgage, beneficiary, trustee, assignee or purchaser.


                                    Exhibit F

         The term "Tenant" whenever hereinafter used refers to and means the Tenant in the foregoing Lease specifically named and also any assignee or sublessee of said lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

         In the event any action be brought by said Landlord against Guarantor hereunder to enforce the obligation of Guarantor hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

                                    GUARANTOR


Date: 9-9-96                      By:  /s/ Frank S. Yuan
                                      ------------------
                                      Frank S. Yuan




                                    Exhibit F

Option to Extend:           (a)  Option.  Landlord  hereby  grants  to Tenant an
                            option  ("Extension  Option")  to extend the Term of
                            the Lease  for a period of three (3) years  ("Option
                            Period")   upon  and   subject   to  the  terms  and
                            conditions set forth hereinbelow. If Tenant desires to exercise its Extension Option granted herein, Tenant shall deliver to Landlord written notice of such election ("Extension Notice") no later than one hundred eighty (180) days nor earlier than three hundred sixty (360) days prior to the expiration of the initial Term of the Lease.

                            (b) Proper Exercise. Despite a timely exercise by Tenant, Tenant's Extension Option shall not, at Landlord's option, be deemed to be properly exercised if at the time Tenant exercises its Extension Option or at the end of the initial Term of the Lease, an event of default has occurred and is continuing under the Lease. Provided Tenant properly exercises the Extension Option, the Term of the Lease shall be extended for the Option Period, and all of the terms, covenants, and conditions of the Lease shall remain unmodified and in full force and effect during the Option Period, except that the Annual Base Rent shall be modified as set forth in Subparagraphs (c) and (d) below.

                            (c) Rent. The Annual Base Rent payable during the option Period shall be one hundred percent (100%) of the fair market rental value of the Premises, as determined herein. The fair market rental value of the Premises shall be determined by Landlord based on prevailing market rentals then being paid on new leases of similar space, for a three (3) year term, in the Project, or if there have been no reasonably comparable new leases made within the Project during the preceding six (6) months, in projects comparable to the Project in the Alhambra area and under economic lease terms similar to those of this Lease. In determining the fair market rental value of the Premises, Landlord shall specifically exclude any consideration of (i) Tenant's use of the Premises or of the fact that Tenant has an option to extend the term for three (3) years at 100% of full fair market rental value and (ii) the value of any improvements to the Premises made by Tenant which Tenant has negotiated for the right to remove at the and of the Lease Term. References herein to "fair market rental value" shall not include any Lease concessions offered by landlords within the above-described area for leased premises including, without limitation, free rent, tenant improvement allowances or any other payments or concessions of any kind. Landlord shall provide Tenant with written notice of its determination of the fair market rental value of the Premises within sixty (60) days after Landlord's receipt of Tenant's Extension Notice. Tenant shall have fifteen (15) days ("Tenant Review Period") after receipt of Landlord's notice of the new Annual Base Rent within which to accept such new Annual Base Rent or to object thereto in writing. If Tenant fails to respond to Landlord within Tenant's Review Period, Tenant shall conclusively be deemed to have approved of the new Annual Base Rent determined by Landlord. In the event Tenant objects to the fair market rental value submitted by Landlord, Landlord and Tenant shall attempt to agree upon the fair market rental value for the Premises, using their best good faith efforts. If Landlord and Tenant fail to reach agreement of the fair market rental value of the Premises within fifteen (15) days following the expiration of Tenant's Review Period (the
                            "Outside Agreement Date"), then the fair market rental value for the premises shall be determined by appraisal (an arbitration not being binding intended) in accordance with Subparagraph (d) below.


                                    Exhibit G

                            (d) Appraisal. Landlord and Tenant shall each, within fifteen (15) days of the Outside Agreement Date, appoint one appraiser who shall by profession be a real estate appraiser who shall have been active over the five (5) year period ending on the date of such appointment of the appraisal of commercial properties in the Alhambra area. The two appraisers so appointed shall, within fifteen (15) days of the date the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualifications of the initial two appraisers. Once the three appraisers have been selected, each appraiser shall determine the fair market rental value of the Premises in accordance with the assumptions and requirements applicable to Landlord's determination of the fair market rental value under Subparagraph
                            (c) above and give written notice of his/her determination to Landlord and Tenant within thirty
                            (30) of his/her appointment. The average of the three appraisals shall determine the fair market rental value of the Premises for purposes of setting the Annual Base Rent for the Option Period.

                            Landlord shall pay the charges of its appraiser, Tenant shall pay the charges of its appraiser and Landlord and Tenant shall share the charges of the third appraiser equally.

                            If either Landlord or Tenant fails to appoint an appraiser within the time period set forth above, the appraiser appointed by one of them shall reach a decision in accordance with this Subparagraph (d), notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant. If the two appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter shall be decided by submission to binding arbitration under the commercial arbitration rules of the American
                            Arbitration Association. All costs of arbitration shall be shared equally by Landlord and Tenant.

                            Notwithstanding the foregoing provisions of this Lease Rider, in no event shall the Annual Base Rent during the Option Period be less than the Annual Base Rent payable by Tenant during the initial term of this Lease or the preceding Option Period, as applicable.


                                    Exhibit G